UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2021

LINKBANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	333-255908	82-5130531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3045 Market Street

Camp Hill, PA 17011

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 569-2265

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On September 17, 2021, LINKBANCORP, Inc. (“LINK”), completed its previously announced acquisition of GNB Financial Services, Inc. (“GNB”), effective as of September 18, 2021, pursuant to an Agreement and Plan of Merger, dated as of December 10, 2020 (the “Merger Agreement”), by and between LINK, LINKBANK, GNB and The Gratz Bank. Under the terms of the Merger Agreement, (i) GNB merged with and into LINK, with LINK being the surviving entity, and (ii) LINKBANK merged with and into The Gratz Bank, with The Gratz Bank being the surviving entity (the “Merger”).

On September 20, 2021, the Company filed a Current Report on Form 8-K reporting the completion of the Merger (the “Original Report”). This Amendment No. 1 to the Original Report is being filed with the Securities and Exchange Commission (the “Commission”) solely to amend and supplement Item 9.01 of the Original Report, as described in Item 9.01 below. This Amendment No. 1 makes no other amendments to the Original Report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

Pursuant to General Instruction B.3 of Form 8-K, the audited consolidated financial statements of GNB as of and for the years ended December 31, 2020 and 2019, including the independent auditor’s report, are not required to be filed again by this Current Report on Form 8-K, because substantially the same information was previously filed in the Company’s Registration Statement on Form S-4, as originally filed with the Commission on May 7, 2021 (File No. 333-255908) and as thereafter amended (the “Registration Statement”). Additionally, the unaudited consolidated balance sheet of GNB as of March 31, 2021 and the unaudited consolidated statements of operations and cash flows for the three months ended March 31, 2021 and 2020 are also included in the Registration Statement and, therefore, are not required to be filed again by this Current Report on Form 8-K.

(b)	Pro forma financial information

The unaudited pro forma combined financial information for the nine months ended September 30, 2021 and for the year ended December 31, 2020 is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 9.01(b).

(c)	Shell company transactions. None.

(d)	Exhibits.

The following exhibits are furnished with this report on Form 8-K:

99.1	Unaudited Pro Forma Combined Financial Information for the nine months ended September 30, 2021 and for the year ended December 31, 2020.

104.1	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LINKBANCORP, INC.
November 26, 2021
	By:	/s/ Carl D. Lundblad
Carl D. Lundblad
President